UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8631 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(209) 274-9143

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2021, Purebase Corporation, a Nevada corporation (the “Company”), entered into a Materials Extraction Agreement (the “Agreement”) with US Mine, LLC, a California limited liability company (“US Mine”), pursuant to which the Company acquired the rights to extract up to 100,000,000 tons of metakaolin supplementary cementitious materials (“SCM”) from property owned by US Mine in Ione, California (the “Property”), for a purchase price $50,000,000, which was paid through the Corporation’s issuance to US Mine of a convertible promissory note (the “Note”). In addition, under the terms of the Agreement, the Company will pay US Mine a production royalty of $5.00 per ton of SCM extracted from the Property. The Agreement shall remain in effect until such time as 100,000,000 tons of SCM have been extracted from the Property, or the Agreement is sooner terminated, as provided for therein.

The Note matures on May 27, 2031 and bears interest at a rate of 2.5% per annum, which is also payable on maturity. Amounts due under the Note may be converted into shares (“Conversion Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), at the option of the holder, at a conversion price of $0.43 per share, which was the closing sale price of the Corporation’s common stock on the OTCQB marketplace on the date of issuance of the Note; provided, however, that: (i) up to 50% of the outstanding balance due under the Note (the “Outstanding Balance”) may be converted on or after the Company is listed for trading on a national securities exchange (such date hereinafter referred to as the “Listing Date”); (ii) up to an additional 25% of the Outstanding Balance may be converted on or after the 6-month anniversary of the Listing Date; and (iii) the remainder of the Outstanding Balance may be converted on or after the 12-month anniversary of the Listing Date. The number of Conversion Shares issuable upon conversion of the Note is subject to adjustment from time to time for any subdivision or consolidation of the Company’s shares.

A. Scott Dockter, the principal executive officer and a director and shareholder of the Company, and John Bremer, a director and shareholder of the Company, are also manager-members of US Mine. The Company’s board of directors approved the transaction described in this Report, with Mr. Dockter and Mr. Bremer abstaining from providing consent due to their interest in the transaction.

The foregoing descriptions of the Agreement and the Note are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K (“Report”) as Exhibit 10.14 and 4.2, respectively, which are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

On May 27, 2021, the Company issued the Note to US Mine in the principal amount of $50,000,000, with a maturity date of May 27, 2031.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 and 2.03 above, which disclosure is incorporated herein by reference.

The issuance of the Note was and, upon conversion of the Note, the issuance of the Conversion Shares will be, exempt from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering.

Item 7.01.	Regulation FD Disclosure.

On May 28, 2021, the Company issued a press release with respect to its entry into the Agreement with US Mine. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference. The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020, filed with the SEC on March 16, 2021. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.2	Convertible Promissory Note due May 27, 2031, in the principal amount of $50,000,000 issued by Purebase Corporation to US Mine, LLC
10.14	Materials Extraction Agreement, dated May 27, 2021, by and between Purebase Corporation and US Mine, LLC
99.1	Press Release, dated May 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: June 3, 2021	By:	/s/ A. Scott Docker
A. Scott Dockter
Chief Executive Officer